AMENDMENT NO. 1

to

TRUST AGREEMENT

Dated as of April 1, 2005

by and among

STRUCTURED ASSET SECURITIES CORPORATION, as Depositor,

AURORA LOAN SERVICES LLC, as Master Servicer,

and

LASALLE BANK NATIONAL ASSOCIATION
as Trustee

STRUCTURED ASSET SECURITIES CORPORATION

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2005-6

Dated and effective as of May 23, 2005

This Amendment No. 1 to Trust Agreement, dated and effective as of May 23, 2005, by and among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and LaSalle Bank National Association, as Trustee, recites and provides as follows:

RECITALS

WHEREAS, in connection with the issuance of the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-6 (the “Certificates”), Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and LaSalle Bank National Association, as Trustee, have entered into a Trust Agreement, dated as of April 1, 2005 (the “Trust Agreement”), for the purpose of creating a trust fund (the “Trust Fund”), the assets of which consist primarily of the Pool 1, Pool 2, Pool 3, Pool 4 and Pool 5 Mortgage Loans; and

WHEREAS, the Depositor, the Master Servicer and the Trustee desire to amend the Trust Agreement as set forth herein in order to, among other things, decrease the Certificate Interest Rate on the Class 5-A7 Certificates to a per annum rate equal to LIBOR plus 0.40% and to create new Class 5-A12 Certificates; and

WHEREAS, Section 11.03 of the Trust Agreement provides that the Trust Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of not less than 66 2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders, provided such amendment, as evidenced by an Opinion of Counsel delivered to the Trustee, does not adversely affect the status of any REMIC created pursuant to the Trust Agreement or cause a tax to be imposed on any REMIC; and

WHEREAS, the Trustee has received the Opinion of Counsel required pursuant to Section 11.03 in the form annexed as Exhibit A hereto; and

WHEREAS, the Trustee has received the consent of the Holders of 100% of the Class Principal Amount of the Class 5-A7 Certificates, such Class of Certificates being the sole Class affected by this Amendment.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is mutually covenanted and agreed as follows:

ARTICLE I.
AMENDMENTS TO THE TRUST AGREEMENT

Section 1.01

Amendments to Preliminary Statement.

(a)

The second paragraph of the Preliminary Statement is deleted in its entirety and replaced with the following:

“As provided herein, the Trustee shall elect that the Trust Fund (exclusive of amounts payable in respect of the Class P Certificates) be treated for federal income tax purposes as comprising three real estate mortgage investment conduits (each a “REMIC” or, in the alternative, REMIC I, REMIC II and REMIC III, respectively).  Each Certificate, other than the Class P, Class R, Class 5-A7 and Class 5-A12 Certificates, represents ownership of one or more regular interests in REMIC II for purposes of the REMIC Provisions.  The Class 5-A7 and Class 5-A12 Certificates represent ownership of regular interests in REMIC III for purposes of the REMIC Provisions.  The Class P Certificates will represent interests in the Trust Fund but are not interests in any REMIC created hereunder.  The Class R Certificate represents ownership of the sole class of residual interest in REMIC I, REMIC II and REMIC III for purposes of the REMIC Provisions.

(b)

The first paragraph under the subheading “REMIC II” of the Preliminary Statement is deleted in its entirety and replaced with the following:

“REMIC II shall hold as assets the several classes of uncertificated REMIC I Interests, other than the Class R-1 Interest.  The following table specifies the Class designation, Certificate Interest Rate, initial Class Principal (or Notional) Amount and minimum denomination (by dollar amount or Percentage Interest) for each Class of Certificates, or, in the case of the Class 5-A7, interests in REMIC II, (each of which, other than the Class R and Class P Certificates, is hereby designated as one or more regular interests in REMIC II) constituting the interests in the Trust Fund created hereunder.

(c)

The words “Class Designation” in the heading to the table under the subheading “REMIC II” is hereby deleted and replaced with “Class (or interest) Designation.”

(d)

Footnote (6) to the table under the subheading “REMIC II” is hereby amended by (i) deleting the word “Certificate” in the first line thereof and (ii) deleting the words “Class 5-A7 Certificates” and replacing them with the words “Class 5-A7 Interests”.

(e)

The following subheading and table are hereby added after the footnotes to the table under the subheading “REMIC II”:

“REMIC III”

The following table specifies the Class designation, Certificate Interest Rate, initial Class Principal (or Notional) Amount and minimum denomination (by dollar amount or Percentage Interest) for the Class 5-A7 and Class 5-A12 Certificates (each of which represents ownership of one or more regular interests in REMIC III).

Class Designation	Certificate Interest Rate	Initial Class Principal (or Notional) Amount	Minimum Denomination or Percentage Interest

Class 5-A7	Variable(1)	$73,089,333	$25,000
Class 5-A12	Variable(2)	(3)	$1,000,000
Class R-3	(4)	(4)

___________________________

(1)

The Certificate Interest Rate for the Class 5-A7 Certificates for the first Distribution Date (and related Accrual Period) will equal an annual rate of 3.20%, and thereafter, for any Distribution Date (and related Accrual Period) will equal an annual rate equal to the lesser of (i) LIBOR plus 0.40% and (ii) 7.50%, subject to a minimum rate of 0.00%.

(2)

The Certificate Interest Rate for the Class 5-A12 Certificates for the first Distribution Date (and related Accrual Period) will equal an annual rate of 0.15%, and thereafter, for any Distribution Date (and related Accrual Period) will equal an annual rate equal to the lesser of (i) 7.10% minus LIBOR and (ii) 0.15%, subject to a minimum rate of 0.00%.  For purposes of the REMIC Provisions, the Class 5-A12 Certificate shall be entitled to a specified portion of the interest that accrues on the Class 5-A7 Interest in REMIC II.

(3)

The Class Notional Amount of the Class 5-A12 Certificates for any Distribution Date will be equal to the Class Principal Amount of the Class 5-A7 Certificates immediately preceding such Distribution Date.  The initial Class Notional Amount of the Class 5-A12 Certificates is approximately $73,089,333.

(4)

The Class R-3 does not have a principal balance and does not bear interest.

Section 1.02

Amendments to Definitions.

(a)

The following definitions are hereby amended or added to Article I, Section 1.01 (Definitions) of the Trust Agreement and shall appear therein in their proper alphabetical order:

(i)

A new definition of “Class 3-R Interest” is hereby added to Section 1.01 to read as follows:  “The sole residual interest in REMIC III.”

(ii)

The definition of “REMIC” is hereby amended to read in its entirety as follows:  “Each of REMIC I, REMIC II and REMIC III, as described in the Preliminary Statement hereto.”

(iii)

The definition of “LIBOR Certificate” is hereby amended to read in its entirety as follows: “Any Class 2-A4, Class 2-A5, Class 2-A8, Class 2-A9, Class 5-A7, Class 5-A8 or Class 5-A12 Certificate.”

(iv)

The definition of “Notional Certificate” is hereby amended to read in its entirety as follows: “Any Class 2-A6, Class 5-A12, Class AX or Class PAX Certificate.”

(v)

The definition of “Senior Certificate” is hereby amended to read in its entirety as follows: “Any Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-A9, Class 2-A10, Class 2-A11, Class 2-A12, Class 2-A13, Class 2-A14, Class 2-A15, Class 2-A16, Class 2-A17, Class 2-A18, Class 2-A19, Class 2-A20, Class 2-A21, Class 3-A1, Class 3-A2, Class 4-A1, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4, Class 5-A5, Class 5-A6, Class 5-A7, Class 5-A8, Class 5-A9, Class 5-A10, Class 5-A11, Class 5-A12, Class AX, Class PAX or Class R Certificate.”

Section 1.03

Amendments to Section 10.01.

(a)

The last two sentences in Section 10.01(a) are hereby deleted in their entirety and replaced with the following:

“For the purposes of such elections, each of the Interests in REMIC I, other than the Class R-1 Interest, is hereby designated as a regular interest in REMIC I; each Certificate, other than the Class P, Class R, Class 5-A7 and Class 5-A12 Certificates, is hereby designated as a regular interest in REMIC II; and the Class 5-A7 and Class 5-A12 Certificates are hereby designated as a regular interest in REMIC III.  In addition, the Class R-1 Interest is hereby designated as the sole residual interest in REMIC I, the Class R Certificate is hereby designated as the sole residual interest in REMIC II and also evidences ownership of the Class R-1 Interest.  The Class R-3 Certificate evidences ownership of and is hereby designated as the sole residual interest in REMIC III.”

ARTICLE II.
MISCELLANEOUS PROVISIONS

Section 2.01

Capitalized Terms.

For all purposes of this Amendment No. 1, except as otherwise stated herein, terms used in capitalized form in this Amendment No. 1 and defined in the Trust Agreement have the meanings specified in the Trust Agreement.

Section 2.02

Continuing Effect.

Except as expressly amended by this Amendment No. 1, the Trust Agreement shall remain in full force and effect in accordance with its terms.

Section 2.03

References to Trust Agreement.

From and after the execution and delivery of this Amendment No. 1, all references to the Trust Agreement in the Trust Agreement, any Certificate or any other document executed or delivered in connection therewith shall be deemed a reference to the Trust Agreement as amended hereby, unless the context expressly requires otherwise.

Section 2.04

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment No. 1 shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment No. 1 and shall in no way affect the validity or enforceability of the other provisions of this Amendment No. 1 or of the Certificates or the rights of the Holders thereof.

Section 2.05

Counterparts.

This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Section 2.06

Binding Nature of Amendment No. 1.

This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 2.07

Headings Not To Affect Interpretation.

The headings contained in this Amendment No. 1 are for convenience of reference only, and shall not be used in the interpretation hereof.

Section 2.08

Effectiveness.

This Amendment No. 1 shall become effective as of the date first written above.

Section 2.09

Governing Law.

THIS AMENDMENT NO. 1 SHALL BE CONSTRUED IN ACCORDANCE WITH THE  LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

STRUCTURED ASSET SECURITIES

CORPORATION, as Depositor

By: /s/ Joseph J. Kelly

Name: Joseph J. Kelly

Title:   Senior Vice President

AURORA LOAN SERVICES LLC,

as Master Servicer

By: /s/ E. Todd Whittemore

Name: E. Todd Whittemore

Title:   Executive Vice President

LASALLE BANK NATIONAL ASSOCIATION,

as Trustee

By: /s/ Christopher Lewis

Name: Christopher Lewis

Title:   Assistant Vice President

Exhibit A

FORM OF OPINION OF COUNSEL
DELIVERED PURSUANT TO SECTION 11.03

OF THE TRUST AGREEMENT

May 23, 2005
LaSalle Bank National Association 135 South LaSalle Street Suite 1625 Chicago, Illinois 60603 Attention: Global Securities and Trust Services, SASCO 2005-6

Re: Amendment No. 1 to Trust Agreement

Ladies and Gentlemen:

You have requested our opinion in connection with the execution of Amendment No. 1, dated as of May 23, 2005 (“Amendment No. 1”), to the Trust Agreement (the “Original Agreement”) dated as of April 1, 2005, among Structured Asset Securities Corporation, in its capacity as depositor (the “Depositor”), Aurora Loan Services LLC, as master servicer, and LaSalle Bank National Association, as trustee.

Section 11.03(b) of the Original Agreement provides that the Agreement may be amended from time to time by the parties thereto with the consent of the Holders of not less than 66 2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of “adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders” and provided that such amendment does not adversely affect the status of any REMIC created pursuant to the Original Agreement.  Section 11.03(b) provides further that, prior to entering into any such amendment, the Trustee may require an Opinion of Counsel to the effect that such amendment is permitted under such Section.

As counsel for the Depositor, we have examined and relied upon originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied without independent investigation upon certificates and oral or written statements and representations of officers and other representatives of the Depositor and others.  We have assumed that there is not and will not be at any time any agreement among the parties to Amendment No. 1 that modifies or otherwise supplements the agreements of those parties as expressed in the Original Agreement and Amendment No. 1.

Capitalized terms used and not defined herein have the meanings assigned to them in the Original Agreement.

Based upon the foregoing, we are of the opinion that:

(i)

The execution of Amendment No. 1 by the Trustee is permitted under Section 11.03(b) of the Original Agreement;

(ii)

For federal income tax purposes, the amendment of the Original Agreement by Amendment No. 1 will not cause the imposition of any tax on any REMIC created pursuant to the Original Agreement, or cause any REMIC created under the Original Agreement to fail to qualify as a REMIC within the meaning of Section 860D of the Code at any time the Certificates are outstanding; and

(iii)

REMIC III, created pursuant to Amendment No. 1, will qualify as a REMIC within the meaning of Section 860D of the Code; the Class 5-A7 and Class 5-A12 Certificates will be regular interests in REMIC III, and the Class R-3 Certificates will be the sole residual interest in REMIC III.

The foregoing opinions and other statements are subject to the following qualifications, exceptions, assumptions and limitations:

A.

Members of our firm are admitted to the bar of the State of New York and the foregoing opinions are limited to matters arising under the federal laws of the United States of America and the laws of the State of New York.  We express no opinion as to the laws, rules or regulations of any other jurisdiction, or as to the municipal laws or the laws, rules or regulations of any local agencies or governmental authorities of or within the State of New York, or in each case as to any matters arising thereunder or relating thereto.

B.

With respect to the Original Agreement, Amendment No. 1 and any other instrument or agreement (each, an “Agreement”) executed or to be executed by any party (each, a “Party”), we have assumed, to the extent relevant to the opinions set forth herein, that (i) such Party (if not a natural person) has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization and has full right, power and authority to execute, deliver and perform its obligations under each Agreement to which it is a party and (ii) each Agreement has been duly authorized (if applicable), executed and delivered by, and is a valid, binding and enforceable agreement or obligation, as the case may be, of such Party.

C.

In rendering the opinion set forth in subparagraph (ii) above, we have relied on the Internal Revenue Code of 1986, as amended, U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form, and various judicial and administrative precedents, any or all of which are subject to change, which change may be retroactively effective.  We undertake no obligation to update this opinion in the event of any such changes.

This letter is solely for your benefit in connection with the transaction described in the first paragraph above and may not be quoted or relied upon by, nor may copies be delivered to, any other person, nor may this letter be relied upon by you for any other purpose, without our prior written consent.

Very truly yours,